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                                                                    EXHIBIT 10.1


                               SECOND AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


                  This Second Amendment to Amended and Restated Credit Agreement, dated as of May 14, 2001 (this "Amendment") is among PACKAGED ICE, INC. (the "Borrower"), BANK OF AMERICA, N.A., individually as a Lender ("BofA") and as a co-agent and the administrative agent (the "Agent"), ANTARES CAPITAL CORPORATION, as a Lender ("Antares") and as a co-agent, GMAC BUSINESS CREDIT, LLC, as a Lender ("GMAC"), LASALLE BUSINESS CREDIT, INC., as a Lender ("LaSalle"), THE PROVIDENT BANK, as a Lender ("Provident"), and HARRIS TRUST AND SAVINGS BANK, as a Lender ("Harris" and collectively with BofA, Antares, GMAC, LaSalle and Provident, the "Lenders").

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, the Borrower, the Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of November 28, 2000 (as amended, restated, modified and otherwise supplemented from time to time, the "Credit Agreement"; capitalized terms not otherwise defined herein having the definitions provided therefore in the Credit Agreement), and to that First Amendment and Limited Waiver to the Amended and Restated Credit Agreement, dated as of February 28, 2001, and to certain other documents executed in connection with the Credit Agreement; and

                  WHEREAS, the parties hereto wish to amend the Credit Agreement as provided herein;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  1.       AMENDMENTS TO THE CREDIT AGREEMENT.

                  (a) MINIMUM BORROWING BASE AVAILABILITY. Section 4.16 of the Credit Agreement is hereby amended by deleting the date "May 31" in the first sentence thereof and replacing it with "July 15".

                  (b) CAPITAL EXPENDITURES. Section 6.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  6.1 CAPITAL EXPENDITURES. The Borrower and its Subsidiaries shall not make or commit to make Capital Expenditures (i) for the fiscal year ending on December 31, 2000, in excess of $25,000,000 and
(ii) for each fiscal year thereafter, in excess of $17,500,000 (the "CAPITAL EXPENDITURE LIMITATION").

                  (c) FUNDED DEBT TO EBITDA RATIO. Section 6.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  6.2 FUNDED DEBT TO EBITDA RATIO. The Borrower and its Subsidiaries, on a consolidated basis, shall not permit its Funded Debt to EBITDA Ratio determined as of each date set


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forth below for the twelve month period then ended to be greater than the maximum ratio set forth in the table below opposite such date:

         Date                                            Maximum Funded Debt to EBITDA Ratio
         ----                                            -----------------------------------
         December 31, 2000                                              6.00:1
         March 31, 2001                                                 6.80:1
         June 30, 2001                                                  6.60:1
         September 30, 2001                                             6.00:1
         December 31, 2001                                              5.60:1
         March 31, 2002                                                 6.00:1
         June 30, 2002                                                  5.80:1
         September 30, 2002                                             5.25:1
         December 31, 2002 and the last day of each                     5.25:1
         fiscal quarter thereafter

                  (d) APPLICABLE MARGIN. The definition of "Applicable Margin" in the Credit Agreement is hereby amended by amending and restating the tables set forth therein in their entirety to read as follows (such amendment and restatement to be effective with respect to all calculations of the Applicable Margin from and after the date hereof):

(a)      with respect to Revolver Loans and the Equipment Term Loan,

Funded Debt to
EBITDA Ratio                                  Base Rate Margin           LIBOR Rate Margin
--------------                                ----------------           -----------------
6.5 to 1.0 or greater                               1.50%                      3.75%

6.0 to 1.0 or greater, but less than                1.25%                      3.50%
6.5 to 1.0

5.5 to 1.0 or greater, but less than                0.75%                      3.00%
6.0 to 1.0

4.0 to 1.0 or greater, but less than                0.50%                      2.75%
5.5 to 1.0

less than 4.0 to 1.0                                0.00%                      2.25%

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(b)      with respect to the Real Estate Term Loan,

Funded Debt to
EBITDA Ratio                                  Base Rate Margin           LIBOR Rate Margin
--------------                                ----------------           -----------------
6.5 to 1.0 or greater                               1.75%                      4.00%

6.0 to 1.0 or greater, but less than                1.50%                      3.75%
6.5 to 1.0

5.5 to 1.0 or greater, but less than                1.00%                      3.25%
6.0 to 1.0

4.0 to 1.0 or greater, but less than                0.75%                      3.00%
5.5 to 1.0

less than 4.0 to 1.0                                0.25%                      2.50%

                  (e) SEASONAL OVERADVANCE AMOUNT. The definition of "Seasonal Overadvance Amount" in the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "SEASONAL OVERADVANCE AMOUNT" means (a) during January 28 through May 31 of calendar year 2001, $15,000,000, (b) during June 1 through June 30 of calendar year 2001, $7,500,000, (c) during January 28 through
May 31 of calendar year 2002, $12,000,000, (d) during June 1 through June 30 of calendar year 2002, $6,000,000, (e) during January 28 through May 31 of calendar year 2003, $6,000,000, (f) during June 1 through June 30 of calendar year 2003, $3,000,000 and (g) at all other times, $0.

                  2. CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                  (a) AMENDMENT. The Borrower shall have executed and delivered this Amendment.

                  (b) AMENDMENT FEE. The Borrower shall have paid to the Agent, for the ratable benefit of the Lenders, an amendment fee in the amount of the product of (i) .00125 multiplied by (ii) the Lenders' Commitments as reduced by any principal prepayments made prior to the date hereof under the Term Loans.

                  (c) PAYMENT OF FEES. The Borrower shall pay all accrued and unpaid fees, costs and expenses to the extent then due and payable, together with Attorney Costs of the Agent, including, without limitation, costs and expenses incurred in connection with this Amendment.

                  (d) OTHER DOCUMENTS. The Borrower shall, and shall cause its Subsidiaries to, execute and deliver such other approvals, opinions, documents or materials as the Agent may reasonably request.

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                  (e)      NO EXISTING DEFAULT. After giving effect to this
Amendment, no Default or Event of Default shall exist as of the date hereof.

                  3.       MISCELLANEOUS

                  (a) CAPTIONS. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

                  (b) GOVERNING LAW. This Amendment shall be a contract made under and governed by the laws of the State of Texas, without regard to conflict of laws principles.

                  (c) COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

                  (d) SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon the Borrower, the Agent and the Lenders and their respective successors and assigns, and shall inure to the sole benefit of the Borrower, the Agent and the Lenders and the successors and assigns of the Borrower, the Agent and the Lenders.

                  (e) REFERENCES. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

                  (f) CONTINUED EFFECTIVENESS. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Credit Agreement. The Credit Agreement as amended hereby and each of the Loan Documents remain in full force and effect.


                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.


                                    PACKAGED ICE, INC., as the Borrower


                                    By:____________________________
                                    Its:____________________________



                                    BANK OF AMERICA, N.A., as the Agent
                                    and a Lender


                                    By:____________________________
                                    Its:____________________________



                                    ANTARES CAPITAL CORPORATION, as a Lender


                                    By:____________________________
                                    Its:____________________________



                                    GMAC BUSINESS CREDIT, LLC, as a Lender


                                    By:____________________________
                                    Its:____________________________


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                                    LASALLE BUSINESS CREDIT, INC., as a Lender


                                    By:____________________________
                                    Its:____________________________



                                    HARRIS TRUST AND SAVINGS BANK, as a Lender


                                    By:____________________________
                                    Its:____________________________



                                    THE PROVIDENT BANK, as a Lender


                                    By:____________________________
                                    Its:____________________________